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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 January 7, 2004
                                 ---------------
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-27577                16-1538028
           ---------                   ----------               ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

       135 Corporate Woods, Rochester, New York                    14623
       ----------------------------------------                  ---------
       (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)        EXHIBITS

           Exhibit 99.1 Letter to Stockholders issued by Dr. Gordon S. Black, Chairman and Chief Executive Officer of Harris Interactive Inc., on January 7, 2004.


ITEM 9.    REGULATION FD DISCLOSURE.

On January 7, 2004, Dr. Gordon S. Black, Chairman and CEO of Harris Interactive Inc. (the "Company"), issued a personal letter to the Stockholders of the Company describing recent developments within the Company. A copy of the letter is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HARRIS INTERACTIVE INC.
                                              (Registrant)


                                         By:      /s/  Bruce A. Newman
                                                --------------------------
                                         Name:  Bruce A. Newman
                                         Title: Chief Financial Officer
                                                (Principal Financial Officer)

Dated: January 7, 2004


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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

99.1 Letter to Stockholders issued by Dr. Gordon S. Black, Chairman and Chief Executive Officer of Harris Interactive Inc., on January 7, 2004.



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